UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2007

8540 Gander Creek Drive

Miamisburg, Ohio 45342

877.855.7243

Commission File Number	Registrant	IRS Employer Identification Number	State of Incorporation
001-32956	NEWPAGE HOLDING CORPORATION	05-0616158	Delaware
333-125952	NEWPAGE CORPORATION	05-0616156	Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On December 28, 2007, NewPage Corporation (“NewPage”) and NewPage Holding Corporation (collectively, the “Registrants”) filed a Current Report on Form 8-K (the “December 8-K”) regarding the completion of their acquisition of Stora Enso North America Inc. (“SENA”). This Form 8-K/A is being filed solely to amend Item 9.01(a) and (d) of the December 8-K. Except for the amendments to Item 9.01 below, no other changes have been made to the December 8-K.

The SENA Financials (as defined below) have been restated to correct an error related to the presentation of shipping and handling costs. This change in treatment resulted in an increase in sales and an increase in the same amount in cost of sales for each of the years ended December 31, 2006, 2005 and 2004 and for the nine months ended September 30, 2007 and 2006. There was no effect on SENA’s combined balance sheets, combined statements of cash flows, or combined statements of owners’ investment and comprehensive income (loss). The Registrants have properly presented and continue to properly present shipping and handling costs in the Registrants’ consolidated statements of operations.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The restated financial statements of SENA as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004, and as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006, are attached hereto as Exhibit 99.1 (collectively, the “SENA Financials”) and replace in their entirety Exhibit 99.1 to the December 8-K.

The financial statements contained in Exhibit 99.1 are not necessarily comparable to the information and data for SENA that has been reported by Stora Enso Oyj (“SEO”) from time to time. Financial information concerning SENA that has been reported by SEO was prepared in accordance with International Financial Reporting Standards, while the financial statements included in Exhibit 99.1 are prepared in accordance with accounting principles generally accepted in the United States. In addition, the financial statements contained in Exhibit 99.1 are based upon those operations and assets of SENA that were transferred by SEO to NewPage. These operations and assets differ in scope from the operations and assets of SENA as reported from time to time by SEO. The financial statements for SENA in Exhibit 99.1 exclude import sales and other immaterial operations that were attributable to SEO’s European operations and that were not continued by the Registrants following the closing of the acquisition of SENA. The aggregate effect of this exclusion on net income (loss) is not material for all periods presented.

(d)	Exhibits.

99.1 Restated financial statements of Stora Enso North America Inc. as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004, and as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPAGE HOLDING CORPORATION		NEWPAGE CORPORATION

By:	/s/ Jason W. Bixby	By:	/s/ Jason W. Bixby
	Jason W. Bixby Senior Vice President and Chief Financial Officer Date: May 2, 2008		Jason W. Bixby Senior Vice President and Chief Financial Officer Date: May 2, 2008